EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Pacific Sunwear of California, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 2, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Sally Frame Kasaks, the Chief Executive Officer of the Company, and Michael L. Henry, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2008	/s/ SALLY FRAME KASAKS
Sally Frame Kasaks
Chief Executive Officer and Chairman of the Board Pacific Sunwear of California, Inc. (Principal Executive Officer)

Dated: March 28, 2008	/s/ MICHAEL L. HENRY
Michael L. Henry
Senior Vice President, Chief Financial Officer and Secretary Pacific Sunwear of California, Inc. (Principal Financial Officer)

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.